UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2018

SG BLOCKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

195 Montague Street, 14th Floor

Brooklyn, NY 11201

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On and effective as of December 27, 2018, the Board of Directors (the “Board”) of SG Blocks, Inc. (the “Company”) appointed James C. Potts as a member of the Board, to hold office until the date of the Company’s next annual meeting of stockholders, or until his earlier death, resignation or removal. Upon the recommendation of the existing independent directors of the Board, the Board determined that Mr. Potts is independent under the rules of the Nasdaq Stock Market. Mr. Potts has not been named to any committee of the Board at this time.

James C. Potts, 72, currently serves as President of State SteelWorks, LLC (“State Steel”) in Atlanta, Georgia, of which he is also a founding principal. His responsibilities include establishing and overseeing the strategic direction and operating performance of State Steel. Before his tenure with State Steel, Mr. Potts served as Chairman of Verde Apartment Communities, a private REIT involved in the development, construction and management of upscale multi-family communities. Prior to that, Mr. Potts held a number of senior positions with Security Capital Group Incorporated until its sale to General Electric Capital Corporation, including serving as Co-Chairman and Chief Investment Officer of Security Capital Atlantic Incorporated and President and Chief Operating Officer of Homestead Village Incorporated, an extended-stay hotel company that developed and operated hotels across the continental U.S. Prior to that, Mr. Potts was a Senior Partner with Trammell Crow Residential and a member of its management board.

There are no arrangements or understandings between Mr. Potts or any other person pursuant to which he was appointed as director, nor does he have any direct or indirect material interests in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Potts will participate in the Company’s standard non-employee director compensation arrangements. The Company has entered into its standard director indemnification agreement with Mr. Potts, the form of which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-215922), filed with the Securities and Exchange Commission on February 6, 2017, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this report:

99.1	Press Release, dated January 3, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2019

SG Blocks, Inc.

By:	/s/ Mahesh Shetty
Mahesh Shetty
President and Chief Financial Officer

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